UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 19, 2007

RAINMAKER SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-28009	33-0442860
(Commission File Number)	(IRS Employer Identification No.)

900 East Hamilton Ave. Campbell, California 95008	95066
(Address of principal executive offices)	(Zip Code)

(408) 626-3800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

On July 24, 2007, Rainmaker Systems, Inc. (the “Company”), filed a Current Report on Form 8-K to report its acquisition on July 19, 2007, of Qinteraction Limited (“Qinteraction”). Pursuant to Item 9.01 of Form 8-K, the Company indicated that it would file certain financial information no later than the date by which such information is required. This amendment is filed to provide such required financial information.

(a)	Financial statements of business acquired

The audited financial statements of Qinteraction as of December 31, 2006 and for the years ended December 31, 2006 and 2005 are filed as Exhibit 99.1 to this Amendment and incorporated herein by reference.

The unaudited financial statements of Qinteraction as of June 30, 2007 and for the six months ended June 30, 2007 and 2006 are filed as Exhibit 99.2 to this Amendment and incorporated herein by reference.

(b)	Pro forma financial information

The unaudited pro forma financial information as of and for the six months ended June 30, 2007 and for the year ended December 31, 2006 is filed as Exhibit 99.3 to this Amendment and incorporated herein by reference.

(d)	Exhibits

10.1*	Stock Purchase Agreement dated as of July 19, 2007, by and among Rainmaker Systems, Inc., Qinteraction Limited, and James F. Bere, Jr., as representative.

23.1	Consent of Punongbayan & Araullo, Independent Registered Public Accounting Firm.

99.1	Qinteraction audited financial statements as of December 31, 2006 and for the years ended December 31, 2006 and 2005.

99.2	Qinteraction unaudited financial statements as of June 30, 2007 and for the six months ended June 30, 2007 and 2006.

99.3	Rainmaker Systems, Inc. unaudited pro forma condensed combined financial information as of and for the six months ended June 30, 2007 and for the year ended December 31, 2006.

*	Previously filed as Exhibit 99.1 to the Current Report on Form 8-K filed on July 24, 2007.

SIGNATURES*

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAINMAKER SYSTEMS, INC. (Registrant)

October 4, 2007	/s/ Steve Valenzuela
Date	(Signature)

By:	Steve Valenzuela
Title:	Chief Financial Officer

EXHIBIT INDEX

10.1*	Stock Purchase Agreement dated as of July 19, 2007, by and among Rainmaker Systems, Inc., Qinteraction Limited, and James F. Bere, Jr., as representative.

23.1	Consent of Punongbayan & Araullo, Independent Registered Public Accounting Firm.

99.1	Qinteraction audited financial statements as of December 31, 2006 and for the years ended December 31, 2006 and 2005.

99.2	Qinteraction unaudited financial statements as of June 30, 2007 and for the six months ended June 30, 2007 and 2006.

99.3	Rainmaker Systems, Inc. unaudited pro forma condensed combined financial information as of and for the six months ended June 30, 2007 and for the year ended December 31, 2006.

* Previously filed as an Exhibit 99.1 to the Current Report on Form 8-K filed on July 24, 2007.